Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectuses Dated May 1, 2016

Ameritas Advisor VUL®

Prospectus Dated May 1, 2019

Supplement Dated January 6, 2021

Effective December 1, 2020, the investment sub-adviser to the Calvert VP Volatility Managed Growth Portfolio, Class F, Calvert VP Volatility Managed Moderate Growth Portfolio, Class F and Calvert VP Volatility Managed Moderate Portfolio, Class F is Ameritas Investment Partners, Inc.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 829 1-21